UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005

Penford Corporation

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-11488 (Commission File Number)	91-1221360 (IRS Employer Identification No.)

7094 South Revere Parkway, Englewood, Colorado (Address of principal executive offices		80112-3932 (Zip Code)

303-649-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

On January 18, 2005, Steven O. Cordier, Senior Vice President and Chief Financial Officer, and Wallace Kunerth, Vice President and Chief Science Officer, of Penford Corporation (the “Company”), presented to certain investors at the Sidoti & Company, LLC Second Annual Palm Beach Emerging Growth Institutional Investor Forum the information presented in the slides as filed as Exhibit 99.1 to this Current Report which is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01: Financial Statements and Exhibits

(c) Exhibits

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

Exhibit No.	Description
99.1	Investor presentation given January 18, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation
(Registrant)

January 19, 2005	/s/ Steven O. Cordier
Steven O. Cordier
Senior Vice President, Chief Financial Officer and Corporate Secretary

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EXHIBIT INDEX

     Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
99.1	Investor presentation given January 18, 2005